Rule 497(e) File Nos. 33-34423 and 811-06087

                      SALOMON BROTHERS INVESTMENT SERIES


                                  SUPPLEMENT
                         DATED AUGUST 13, 2002 TO THE
         PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION EACH DATED
                                APRIL 30, 2002


                      SALOMON BROTHERS SERIES FUNDS INC:

                  SALOMON BROTHERS LARGE CAP CORE EQUITY FUND


The following revises and supersedes, as applicable, the discussion contained under "Principal Investment Strategy" for Salomon Brothers Large Cap Core Equity Fund in the Prospectus for Salomon Brothers Investment Series and the information contained under "Additional Information on Fund Investments and Investment Policies - Large Cap Core Equity Fund" in the Statement of Additional Information for Salomon Brothers Investment Series.

On August 13, 2002, the Board of Directors approved a change in the investment strategy of the Fund. Effective August 13, 2002, the Fund considers companies with market capitalizations of $7.5 billion or more to be large capitalization companies.


FD02626

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                      SALOMON BROTHERS INVESTMENT SERIES

                                  SUPPLEMENT
                         DATED AUGUST 13, 2002 TO THE
         PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION EACH DATED
                                APRIL 30, 2002


                      SALOMON BROTHERS SERIES FUNDS INC:

                    SALOMON BROTHERS SMALL CAP GROWTH FUND
                 SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND


The following revises and supersedes, as applicable, the discussion in connection with Salomon Brothers Small Cap Growth Fund contained under "More on the Funds' Investments - Additional Investments and Investment Techniques - Small Cap Growth Fund" and under "- Derivatives and Hedging Techniques" in the Prospectus for Salomon Brothers Investment Series and the information contained under "Additional Information on Fund Investments and Investment Policies - Small Cap Growth Fund" in the Statement of Additional Information for Salomon Brothers Investment Series.

The Fund may invest in derivative contracts, including futures contracts. While the Fund does not use derivatives as a primary investment technique, the Fund will not limit their use to hedging, and will use derivatives for a variety of purposes, including as a substitute for buying and selling securities and to increase its return as a non-hedging strategy.

The following revises and supersedes, as applicable, the information under "Performance Table" for Salomon Brothers U. S. Government Income Fund in the Prospectus for Salomon Brothers Investment Series.

On August 13, 2002, the Board of Directors approved a change to the Fund's benchmark. Effective August 13, 2002, the Fund will be comparing its before- and after-tax average annual total return with that of the SSB 1-10 Year Treasury Bond Index. Salomon Brothers Asset Management Inc believes that this new benchmark more closely matches the stated duration objective of the Fund, and more accurately reflects the day-to-day investment universe available to the Fund's manager. The average annual total returns for the calendar year ended December 31, 2001 for the new benchmark are:

                                                             Since Inception
                                       1 Year    5 Years   (February 22, 1995)
                                       ------    -------   -------------------
SSB 1-10 Year Treasury Bond Index       8.17%     6.98%           7.26%


FD02627